THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2023

NML VARIABLE ANNUITY ACCOUNT A
SUPPLEMENT TO THE PROSPECTUS
FLEXIBLE PAYMENT VARIABLE ANNUITY

This Supplement updates certain information in the most recent prospectus (the “Prospectus”) for the above-referenced variable annuity contract and any supplements to the Prospectus. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplements without charge upon request.

In the “Important Information You Should Consider About the Contract” section, the row “Charges for Early Withdrawal” under the FEES AND EXPENSES table is replaced in its entirety by the following:
FEES AND EXPENSES	Cross- Reference(s) to Location in Prospectus
Charges for Early Withdrawal
For back-load Contracts purchased in the state of New York on or after
October 9, 2023, if you withdraw amounts from or surrender your Contract within seven years following the applicable Purchase Payment(s), you will be assessed a withdrawal charge of up to 7% of the Purchase Payment(s). Any applicable withdrawal (or surrender) charge, federal/state tax withholding, and/or Express Mail Delivery fee will be assessed against and deducted from the amount withdrawn.

For example, if you surrender your back-load Contract before your first
Contract anniversary and your total initial investment was $100,000, you will pay a surrender charge of up to $7,000.

For all other back-load Contracts, if you withdraw amounts from or surrender your Contract within eight years following the applicable Purchase
Payment(s), you will be assessed a withdrawal charge of up to 6% of the
Purchase Payment(s). Any applicable withdrawal (or surrender) charge, market value adjustment, federal/state tax withholding, and/or Express Mail
Delivery fee will be assessed against and deducted from the amount withdrawn.

For example, if you surrender your back-load Contract before your first
Contract anniversary and your total initial investment was $100,000, you will pay a surrender charge of up to $6,000.
Fee and Expense Tables – Contract Fees and Expenses

In the “Fees and Expense Tables - Contract Fees and Expenses” section, the first two paragraphs are removed and replaced in their entirety with:
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. There are two sets of tables: one for a front-load Contract (in which a sales charge is assessed when Purchase Payments are made) and one for back-load Contracts (in which a sales charge is assessed if and when amounts are withdrawn). Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected. (Note: there are two Transaction Expenses tables for back-load Contracts: one for back-load Contracts purchased in the State of New York on or after October 9, 2023, and one for all other states and dates.)

The Transaction Expenses tables describe the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so.
Also in the “Fees and Expense Tables - Contract Fees and Expenses” section, the “Back-Load Contract in which a sales charge is assessed if and when amounts are withdrawn)” Transactions Expenses table is removed in its entirety and replaced with the following two tables, distinguished as; “Back-Load Contracts (in which a sales charge is assessed if and when amounts are withdrawn) in NY on or after October 9, 2023” and “Back-Load Contracts (in which a sales charge is assessed if and when amount are withdrawn) in all Other States and Dates”.
Back-Load Contracts (in which a sales charge is assessed if and when amounts are withdrawn) purchased in NY on or after October 9, 2023
Transaction Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[MM]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Sales Load (as a percentage of Purchase Payments)[2]	N/A	N/A	N/A	N/A	N/A	N/A
Maximum Withdrawal Charge for Sales Expenses	7.00%	7.00%	8.00%	8.00%	8.00%	8.00%
Transfer Fee	N/A	N/A	N/A	N/A	N/A	N/A
Expedited Delivery Charges[3]	$17	$17	$17	$17	$17	$17
Wire Transfer Fee[4]	$15	$15	$15	$15	$15	$15
Back-Load Contracts (in which a sales charge is assessed if and when amount are withdrawn) purchased in all Other States and Dates
Transaction Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[MM]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Sales Load (as a percentage of Purchase Payments)[2]	N/A	N/A	N/A	N/A	N/A	N/A
Maximum Withdrawal Charge for Sales Expenses	6.00%	6.00%	8.00%	8.00%	8.00%	8.00%
Transfer Fee	N/A	N/A	N/A	N/A	N/A	N/A
Expedited Delivery Charges[3]	$17	$17	$17	$17	$17	$17
Wire Transfer Fee[4]	$15	$15	$15	$15	$15	$15

In the “Fees and Expense Tables - Contract Fees and Expenses” section, footnote 6 at the end of this section is replaced in its entirety with the following (note: all other footnotes to the Contract Fees & Expenses tables remain as shown in the Prospectus):
6
We reserve the right to increase the current base contract expenses to the maximum annual rate of 0.75% for the front-load Contract. For back-load Contracts, there are two types of Accumulation Units: “Class A” and “Class B.” We reserve the right to increase the current base contract expense to the maximum annual rate of 1.50% for the back-load Contract Class B Accumulation Units and 0.75% for back-load Contract Class A Accumulation Units. Under the back-load Contract, we convert Class B Accumulation Units to Class A Accumulation Units on the Contract Anniversary if the Contract Value is at least $25,000 and the Class B Accumulation Units have reached Withdrawal Charge Category Zero. For further information on Class B and Class A Accumulation Units, see “Base Contract Charges—Reduction of Charges.” The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.
In the “Annual Portfolio Operating Expenses” section, “Examples” in the table labeled “Back-Load Contract With the Enhanced Death Benefit” is removed in its entirety and replaced with the following two tables, distinguished as; “Back-Load Contract With the Enhanced Death Benefit – for Contracts Purchased in New York on or after October 9, 2023” and “Back-Load Contract With the Enhanced Death Benefit – for Contracts Purchased in all other states and dates”.
Back-Load Contract With the Enhanced Death Benefit – for Contracts Purchased in New York on or after October 9, 2023:
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$9,962	$16,656	$21,591	$35,038

	1 year	3 years	5 years	10 years
If you annuitize at the end of the applicable time period:	$2,962	$9,656	$16,591	$35,038
If you do not surrender your Contract:	$2,962	$9,656	$16,591	$35,038
Back-Load Contract With the Enhanced Death Benefit – for Contracts Purchased in all other states and dates:
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$8,962	$15,656	$20,591	$35,038
If you annuitize at the end of the applicable time period:	$2,962	$9,656	$16,591	$35,038
If you do not surrender your Contract:	$2,962	$9,656	$16,591	$35,038

In the “Charges” section, under “Base Contract Charges”, the first sentence of “Reduction of the Charges” is removed in its entirety and replaced with: For the back-load Contracts, we convert Class B Accumulation Units to Class A Accumulation Units on the Contract anniversary if the Contract Value is at least $25,000 and the Purchase Payment which paid for the Class B Accumulation Units has reached “Category Zero”. [See “Withdrawal Charges (Back-Load Contracts Only”) – Withdrawal Charge Rates.]

In the “Charges - Withdrawal Charges (Back-Load Contracts Only)” section, the sub-section “Withdrawal Charge Rates” section is removed in its entirety and replaced with the following:
Withdrawal Charge Rates When not waived (as described below), we assess and deduct from the withdrawn amount certain withdrawal charges if you elect to withdraw Class B Accumulation Units for cash. Such charges compensate us for expenses associated with the sales of the Contracts, including sales commissions. We base the withdrawal charge on purchase payments made according to the categories and rates in the following table:
Category	Withdrawal Charge Rate – Purchased in NY on or after October 9, 2023	Withdrawal Charge Rate – Purchased in all other States and Dates
8,7, 6	7%	6%
5	6%	5%
4	5%	4%
3	4%	3%
2	3%	2%
1	0%	1%
0	0%	0%
We base the amount in each Category on cumulative Purchase Payments you have made and on the number of Contract anniversaries that have occurred since you made each Purchase Payment. The first $100,000 of total Purchase Payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional Purchase Payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. Where the anniversary value is at least $25,000, Class B Accumulation Units purchased with deposits reaching Category Zero, and a proportionate share of earnings will automatically convert to Class A Accumulation Units. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the Contract.
For example, suppose a back-load contract has an initial Purchase Payment of $400,000 and is allocated among the Division(s) of the Separate Account. The first $100,000 begins in withdrawal charge Category Eight and the remaining $300,000 begins in withdrawal charge Category Four. The Withdrawal Charge in the first year would be not more than the following:

•
For contracts purchased in NY on or after October 9, 2023: $22,000, i.e., 5% of $300,000 plus 7% of $100,000.
•
For contracts purchased in all other states and dates: $18,000, i.e., 4% of $300,000 plus 6% of $100,000.
Suppose no further Purchase Payments and no withdrawals during the first four years. The $100,000 that was in Category Eight at issue would have moved down one Category each Contract anniversary such that it would move to Category Four on the fourth Contract anniversary. The $300,000 that was in Category Four at issue would move to Category Zero. Suppose the Contract value on the fourth anniversary was $600,000. Because 75% of the Purchase Payments ($300,000/$400,000) are moving to Category Zero, 75% of the Contract value ($450,000) would convert to Class A Accumulation Units and 25% ($150,000) would remain as Class B Accumulation Units. For a withdrawal occurring within the next year, the first $15,000 (10% of $150,000) would be withdrawn from Class B with no withdrawal charge. The next amount withdrawn would be the Contract value attributable to Class A Accumulation Units with no Withdrawal Charge. The next $100,000 withdrawn (from Class B) would be subject to a Withdrawal Charge as follows:
•
For contracts purchased in NY on or after October 9, 2023: A 5% Withdrawal Charge totaling not more than $5,000.
•
For contracts purchased in all other states and dates: A 4% Withdrawal Charge totaling not more than $4,000.
A withdrawal charge is not assessed on any earnings.
To illustrate withdrawal charges on partial withdrawals, consider the following example. Suppose a back-load contract has an initial Purchase Payment of $100,000. On the second contract anniversary, the owner withdraws $20,000, but because of market appreciation, the Contract value at the time of the withdrawal equals $120,000 immediately before the withdrawal. Of the total $20,000 withdrawal, the free partial withdrawal amount is $12,000 (10% of $120,000). The Withdrawal Charge on the remaining $8,000 is as follows:
•
For contracts purchased in NY on or after October 9, 2023: $560 (7% of $8,000).
•
For contracts purchased in all other states and dates: $480 (6% of $8,000).
Now assume that on the third contract anniversary, the owner wishes to withdraw the entire account value. At that time, the contract value equals $110,000. The free partial withdrawal amount is $11,000 (10% of $110,000). On the next $92,000 [$100,000 (the amount of the purchase payments) less $8,000 (the amount on which a Withdrawal Charge has already been assessed)], the Withdrawal Charge is assessed as follows:
•
For contracts purchased in NY on or after October 9, 2023: $5,520 (6% of $92,000).
•
For contracts purchased in all other states and dates: $4,600 (5% of $92,000).
On the rest of the remaining account value (i.e., $7,000), the Withdrawal Charge is $0. Because we used the $8,000 of purchase payments to determine the charge on the second anniversary, we will not use that amount again for this withdrawal.
Please retain this Supplement for future reference.
This Supplement is dated October 6, 2023.